SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 24, 2004
                        (Date of earliest event reported)

                       ROBOCOM SYSTEMS INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

       0-22735                                                     11-2617048
(Commission File No.)                                          (I.R.S. Employer
                                                             Identification No.)

                  511 Ocean Avenue, Massapequa, New York 11758
               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 795-5100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

            On September 27, 2004, Robocom Systems International Inc. (the "Company") received a Line of Credit from North Fork Bank, which provides for borrowings of up to $500,000 and is set to expire on August 1, 2005. Borrowings bear interest at the Prime Rate plus one percent. The Line of Credit is secured by a lien on all of the assets of the Company and the Company's performance of the obligations under the Line of Credit are guaranteed, jointly and severally, by the three principal shareholders and directors of the Company. The Promissory Note, Subordination Agreement, Security Agreement and Guaranties of the three principal shareholders and directors are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively, to this report and are incorporated herein by reference.

            On September 24, 2004, the Company amended its existing Line of Credit with Baseboard Investments, LLC ("Baseboard"), a limited liability company, the members of which consist of the three principal shareholders and directors of the Company. As amended, the Line of Credit provides for borrowings of up to $500,000 and is set to expire on September 19, 2005. Borrowings bear interest at the Prime Rate plus two percent. The Company's obligations to Baseboard under this Line of Credit were subordinated to the Company's obligations under the North Fork Bank Line of Credit, discussed above. The amended Line of Credit and related Promissory Note are filed as Exhibits 10.7 and 10.8, respectively, to this report and are incorporated herein by reference.

Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

            On September 13, 2004, the Board of Directors of Robocom Systems International Inc. adopted a Code of Ethics and Business Conduct applicable to all members of the Board of Directors, the executive officers and employees of the Company and a Code of Ethics that applies to all financial executives and employees of the Company. The Company has posted these policies on its web site at www.robocom.com. The Code of Ethics and Business Conduct and the Code of Ethics for Financial Executives and Employees are filed as Exhibits 14.1 and 14.2, respectively, to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

            (c) Exhibits. The Company hereby furnishes the following exhibits:

                  Exhibit Number    Exhibit Title
                  --------------    -------------

                  10.1 Promissory Note in favor of North Fork Bank dated September 27, 2004.

                  10.2              Subordination Agreement and Assignment.

                  10.3 Security Agreement in favor of North Fork Bank dated September 27, 2004.

                  10.4              Guaranty of Lawrence B. Klein dated
                                    September 27, 2004.

                  10.5              Guaranty of Herbert Goldman dated September
                                    27, 2004.

                  10.6              Guaranty of Irwin Balaban dated September
                                    27, 2004.

                  10.7 Amended Revolving Line of Credit dated September 24, 2004 from Baseboard Investments, LLC.

                  10.8 Promissory Note in favor of Baseboard Investments, LLC dated September 24, 2004.

                  14.1 Robocom Systems International Inc. Code of Ethics and Business Conduct.

                  14.2 Robocom Systems International Inc. Code of Ethics for Financial Executives and Employees.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ROBOCOM SYSTEMS INTERNATIONAL INC.


Date: September 29, 2004                    By: /s/ Irwin Balaban
                                               ---------------------------------
                                               Irwin Balaban
                                               Chief Executive Officer

                                  EXHIBIT INDEX

                  Exhibit Number    Exhibit Title
                  --------------    -------------

                  10.1 Promissory Note in favor of North Fork Bank dated September 27, 2004.

                  10.2              Subordination Agreement and Assignment.

                  10.3 Security Agreement in favor of North Fork Bank dated September 27, 2004.

                  10.4              Guaranty of Lawrence B. Klein dated
                                    September 27, 2004.

                  10.5              Guaranty of Herbert Goldman dated September
                                    27, 2004.

                  10.6              Guaranty of Irwin Balaban dated September
                                    27, 2004.

                  10.7 Amended Revolving Line of Credit dated September 24, 2004 from Baseboard Investments, LLC.

                  10.8 Promissory Note in favor of Baseboard Investments, LLC dated September 24, 2004.

                  14.1 Robocom Systems International Inc. Code of Ethics and Business Conduct.

                  14.2 Robocom Systems International Inc. Code of Ethics for Financial Executives and Employees.